UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 26, 2006

                                  Airtrax, Inc.
                                ----------------
             (Exact name of registrant as specified in its charter)


       New Jersey                      0-25791                   22-3506376
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                 200 Freeway Drive Unit One, Blackwood, NJ 08012
              (Address of principal executive offices and Zip Code)
                                 (856) 232-3000

                                   Copies to:
                               Richard A. Friedman
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 26, 2006, we entered into an Employment Agreement dated as of December 1, 2006 with Robert M. Watson, our President and Chief Executive Officer.

Pursuant to the Employment Agreement, we will employ Mr. Watson for a period of 2 years commencing December 1, 2006 unless terminated upon 30 days prior written notice by either party pursuant to the terms set forth therein. From December 1, 2006 through November 30, 2007, Mr. Watson will be paid an annual base salary of $150,000 ("Base Salary"). In addition, Mr. Watson was paid a start-up bonus in the amount of $50,000 for services rendered by him to our company prior to the execution of the Employment Agreement and Mr. Watson will be issued options to purchase 300,000 shares of our common stock at a price equal to $0.46 per share. From December 1, 2007 through November 30, 2008, Mr. Watson's Base Salary will increase to $200,000 per year. On December 1, 2007 and June 1, 2008, Mr. Watson shall be issued options to purchase 200,000 and 200,000 shares of our common stock, respectively, each at a price equal to $0.46 per share. Further, Mr. Watson will be eligible to earn an annual cash bonus at the discretion of our Board of Directors based on meeting performance objectives and bonus criteria.

During the term of his employment and for a period thereafter, Mr. Watson will be subject to confidentiality and non-competition provisions, subject to standard exceptions.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.


Exhibit
Number               Description
--------------------------------------------------------------------------------
10.1 Employment Agreement dated as of December 1, 2006 by and between Airtrax, Inc. and Robert M. Watson.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Airtrax, Inc.


Date: December 28, 2006                   /s/ Robert M. Watson
                                          -------------------------------------
                                          Robert M. Watson
                                          President and Chief Executive Officer